UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of Earliest Event Reported):  August 18, 2005


                              CPI CORP.
       (Exact name of registrant as specified in its charter)


        Delaware                   1-10204             43-1256674
(State of Incorporation)  (Commission File Number)   (IRS Employer
                                                   Identification No.)


         1706 Washington Ave., St. Louis, Missouri     63103
          (Address of Principal Executive Offices)   (Zip Code)


  Registrant's telephone number, including area code: (314) 231-1575


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


















Item 3.01. Notice of Delisting or Failure to Satisfy a continued Listing Rule or Standard; Transfer of Listing.

The Commentary to Section 303A.03 of the New York Stock Exchange ("NYSE") Listed Company Manual requires each listed company to disclose in its proxy statement the name of the director chosen to preside at executive sessions of non-management directors. CPI Corp. (the "Company") notified the NYSE on July 21, 2005, that it inadvertently failed to identify
James Abel, Chairman of the Nominating and Governance Committee, as the director who presides over executive sessions of non-management directors in its proxy statement dated May 20, 2005. On August 11, 2005, the NYSE advised the Company of alternative methods for curing the non-compliance, including the filing an 8-K with the required disclosure.

Although the Company doe not believe that its failure to specify in its Proxy Statement that Mr. Abel presides over executive sessions of non-management directors is material, the Company is correcting its noncompliance by filing this Current Report on Form 8-K with the Securities and Exchange Commission.


























                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            CPI CORP.


                            By: /s/ Gary W. Douglass
                            ---------------------------------------
                            Name:  Gary W. Douglass
                            Title: Executive Vice President,
                                   Finance, Chief Financial Officer


Dated:  August 18, 2005